Execution Version

FIRST AMENDMENT TO
THE ABL CREDIT AGREEMENT

This First Amendment (this “Amendment”) to the ABL Credit Agreement referred to below is dated as of July 9, 2018 and is entered into by and among Williams Scotsman International, Inc., a Delaware corporation (“WS International” or “Administrative Borrower”), Williams Scotsman, Inc., a Maryland corporation (“WSI”), WillScot Equipment II, LLC, a Delaware limited liability company (“WillScot”), Acton Mobile Holdings, LLC, a Delaware limited liability company (“Acton Mobile”), New Acton Mobile Industries LLC, a Delaware limited liability company (“New Acton”), Onsite Space LLC, an Indiana limited liability company (“Onsite Space” and, together with WS International and WSI, WillScot, Acton Mobile and New Acton, each, a “U.S. Borrower” and, collectively, the “U.S. Borrowers”), Williams Scotsman of Canada, Inc., a corporation incorporated under the Business Corporations Act (Ontario) (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), William Scotsman Holdings Corp., a Delaware corporation (“Holdings”), as Holdings and a Guarantor, each of the other Guarantors listed on the signature pages hereto, each Lender (including the Swingline Lenders) and Fronting Bank party hereto, and Bank of America, N.A., as administrative agent and collateral agent for itself and the other Secured Parties (collectively, in such capacities, the “Agent”).
RECITALS
WHEREAS, pursuant to the ABL Credit Agreement, dated as of November 29, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing ABL Credit Agreement” and, as amended by this Amendment, the “Amended ABL Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto from time to time and Bank of America, N.A. as Agent, the Lenders have agreed to extend credit in the form of revolving credit facilities to the Borrowers;
WHEREAS, (i) the Administrative Borrower (or one of its wholly-owned subsidiaries) intends to acquire (the “ModSpace Acquisition”) Modular Space Holdings, Inc., a Delaware corporation (“ModSpace”), pursuant to that certain Agreement and Plan of Merger dated as of June 21, 2018 (together with the exhibits, annexes, schedules and other disclosure letters thereto, the “ModSpace Acquisition Agreement”), by and among ModSpace, WillScot Corporation, a Delaware corporation (“Parent”), Mason Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Nanoma LLC, solely in its capacity as the representative of the Holders (as defined in the ModSpace Acquisition Agreement), and as a result of which Merger Sub will merge with and into ModSpace, with ModSpace being the surviving corporation of the merger and, upon consummation of the merger, becoming a wholly-owned subsidiary of the Administrative Borrower, (ii) all indebtedness and other amounts owed under ModSpace’s Fourth Amended and Restated Loan and Security Agreement dated as of March 2, 2017 will be repaid or otherwise satisfied and discharged and any related liens and guarantees will be terminated (the “Debt Repayment”) and (iii) fees and expenses incurred in connection with the ModSpace Transactions (as defined below) will be paid; and
WHEREAS, the Administrative Borrower has requested that the Agent, the Required Lenders, the Swingline Lenders and the Fronting Banks party hereto agree to the amendments as described, and on the terms set forth, herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Capitalized terms used but not defined herein (including in the introductory paragraph hereof and the recitals hereto) shall have the meanings assigned to such terms in the Amended ABL Credit Agreement (for such purpose, as if the First Amendment Effective Date had occurred).

Section 2.    Amended ABL Credit Agreement.
Subject to the occurrence of the First Amendment Effective Date, each of the Loan Parties, the Agent, the Fronting Banks and the Lenders party hereto (collectively constituting the Required Lenders) agree that the Existing ABL Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing ABL Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:

2018 Senior Secured Bridge Credit Agreement: the Senior Secured Bridge Credit Agreement which, if executed and delivered, will be dated as of the First Amendment Effective Date among the Administrative Borrower, any guarantors party thereto, the lenders party thereto and Deutsche Bank AG Cayman Islands Branch (or an affiliate thereof), as administrative agent and as collateral agent.
2018 Senior Secured Bridge Documents: the 2018 Senior Secured Bridge Credit Agreement and the “Loan Documents” (or similar term) as defined therein.
2018 Senior Secured Bridge Facility: the second lien senior secured credit facility of the Administrative Borrower in an aggregate principal amount of up to $285,600,000 (or such lesser amount actually incurred thereunder on the First Amendment Effective Date) which, if incurred, will be incurred pursuant to the 2018 Senior Secured Bridge Credit Agreement and the proceeds of which will be used to finance the purchase price of the ModSpace Acquisition, to effect the Debt Repayment and to pay the ModSpace Transaction Costs.
2018 Senior Secured Notes: the up to $300,000,000 (or such lesser amount actually issued on the First Amendment Effective Date (or earlier pursuant to escrow arrangements to be agreed among the parties to the 2018 Senior Secured Notes Indenture)) in aggregate principal amount of second lien senior secured notes due 2023 of the Administrative Borrower which, if issued, will be issued pursuant to the 2018 Senior Secured Notes Indenture and the proceeds of which will be used to finance the purchase price of the ModSpace Acquisition, to effect the Debt Repayment and to pay the ModSpace Transaction Costs.
2018 Senior Secured Notes Collateral Agent: the collateral agent named under the 2018 Senior Secured Notes Indenture and its successors and assigns.
2018 Senior Secured Notes Documents: the 2018 Senior Secured Notes Indenture, the 2018 Senior Secured Notes and the 2018 Senior Secured Notes Security Documents.

2018 Senior Secured Notes Guarantors: the guarantors from time to time party to the 2018 Senior Secured Notes Indenture or any other 2018 Senior Secured Notes Document.
2018 Senior Secured Notes Indenture: the Indenture which, if executed and delivered, will be dated as of the First Amendment Effective Date (or earlier pursuant to escrow arrangements to be agreed among the parties thereto) among the Administrative Borrower, the 2018 Senior Secured Notes Trustee thereunder, the 2018 Senior Secured Notes Collateral Agent thereunder and the 2018 Senior Secured Notes Guarantors.
2018 Senior Secured Notes Security Documents: the “Security Documents” (or similar term) as defined in the 2018 Senior Secured Notes Indenture.
2018 Senior Secured Notes Trustee: the trustee named under the 2018 Senior Secured Note Indenture and its successors and assigns.
2018 Senior Unsecured Bridge Credit Agreement: the Senior Bridge Credit Agreement which, if executed and delivered, will be dated as of the First Amendment Effective Date among the Administrative Borrower, any guarantors party thereto, the lenders party thereto and Deutsche Bank AG Cayman Islands Branch (or an affiliate thereof) as administrative agent.
2018 Senior Unsecured Bridge Documents: the 2018 Senior Unsecured Bridge Credit Agreement and the “Loan Documents” (or similar term) as defined therein.
2018 Senior Unsecured Bridge Facility: the senior unsecured credit facility of the Administrative Borrower in an aggregate principal amount of up to $326,400,000 (or such lesser amount actually incurred thereunder on the First Amendment Effective Date) which, if incurred, will be incurred pursuant to the 2018 Senior Unsecured Bridge Credit Agreement and the proceeds of which will be used to finance the purchase price of the ModSpace Acquisition, to effect the Debt Repayment and to pay the ModSpace Transaction Costs.
2018 Senior Unsecured Notes: the up to $326,400,000 (or such lesser amount actually issued on the First Amendment Effective Date (or earlier pursuant to escrow arrangements to be agreed among the parties to the 2018 Senior Unsecured Notes Indenture)) in aggregate principal amount of senior unsecured notes due 2026 of the Administrative Borrower which, if issued, will be issued pursuant to the 2018 Senior Unsecured Notes Indenture and the proceeds of which will be used to finance the purchase price of the ModSpace Acquisition, to effect the Debt Repayment and to pay the ModSpace Transaction Costs.
2018 Senior Unsecured Notes Documents: the 2018 Senior Unsecured Notes Indenture and the 2018 Senior Unsecured Notes.
2018 Senior Unsecured Notes Guarantors: the guarantors from time to time party to the 2018 Senior Unsecured Notes Indenture or any other 2018 Senior Secured Notes Document.
2018 Senior Unsecured Notes Indenture: the Indenture which, if executed and delivered, will be dated as of the First Amendment Effective Date (or earlier pursuant to escrow arrangements to be agreed among the parties thereto) among the Administrative Borrower, the 2018 Senior Unsecured Notes Trustee and the 2018 Senior Unsecured Notes Guarantors.
2018 Senior Unsecured Notes Trustee: the trustee named under the 2018 Senior Unsecured Notes Indenture and its successors and assigns.
Beneficial Ownership Certification: a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
Beneficial Ownership Regulation: 31 C.F.R. § 1010.230.
Debt Repayment: the repayment or other satisfaction and discharge of all indebtedness and other amounts owed under ModSpace’s Fourth Amended and Restated Loan and Security Agreement dated as of March 2, 2017 and the termination of any related liens and guarantees.
First Amendment Agreement: the First Amendment to this Agreement dated as of July 9, 2018 among the Borrowers, Holdings, the other Loan Parties party thereto, the Lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.
First Amendment Effective Date: the First Amendment Effective Date (as defined in the First Amendment Agreement).
Interest Coverage Ratio: for any Test Period, and subject to Section 1.7, the ratio of (a) Consolidated EBITDA for such Test Period to (b) to the extent paid in cash during such Test Period, Consolidated Interest Expense for such Test Period.
ModSpace: Modular Space Holdings, Inc., a Delaware corporation.
ModSpace Acquisition: the acquisition of ModSpace by the Administrative Borrower pursuant to the ModSpace Acquisition Agreement, as a result of which Mason Merger Sub, Inc., a Delaware corporation, will merge with and into ModSpace, with ModSpace being the surviving corporation of the merger and, upon consummation of the merger, a wholly-owned subsidiary of the Administrative Borrower.
ModSpace Acquisition Agreement: that certain Agreement and Plan of Merger dated as of June 21, 2018 (together with the exhibits, annexes, schedules and other disclosure letters thereto) by and among ModSpace, the Parent, Mason Merger Sub, Inc., and Nanoma LLC, solely in its capacity as the representative of the Holders (as defined therein).
ModSpace Transaction Costs: as defined in the definition of ModSpace Transactions.
ModSpace Transactions: collectively, (i) the ModSpace Acquisition, (ii) the Debt Repayment, (iii) the execution, delivery and performance of the First Amendment Agreement, (iv) the execution, delivery and performance of the 2018 Senior Secured Note Documents, the issuance of the 2018 Senior Secured Notes thereunder and the use of the proceeds thereof, (v) the execution, delivery and performance of the 2018 Senior Secured Bridge Documents, the issuance of the 2018 Senior Secured Bridge

Facility thereunder and the use of the proceeds thereof, (vi) the execution, delivery and performance of the 2018 Senior Unsecured Note Documents, the issuance of the 2018 Senior Unsecured Notes thereunder and the use of the proceeds thereof, (vii) the execution, delivery and performance of the 2018 Senior Unsecured Bridge Documents, the issuance of the 2018 Senior Unsecured Bridge Facility thereunder and the use of the proceeds thereof, (viii) the issuance of any Equity Interests (including securities convertible into Equity Interests) of Parent in connection with the foregoing and the use of proceeds thereof, (ix) the establishment of any Canadian Revolver Commitment Increase and any U.S. Revolver Commitment Increase in connection with the foregoing and the use of the proceeds thereof and (x) the payment of fees and expense incurred in connection with the foregoing (“ModSpace Transaction Costs”).
(b)The definition of “Borrowing Base Test Event” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing each reference to the amount “$50,000,000” therein with the amount “$135,000,000”.

(c)Clauses (h) through (n) of the definition of “Canadian LC Conditions” appearing in Section 1.1 of the Existing ABL Credit Agreement are hereby amended and restated as follows:

“(h) Bank of America (Canada) and its Affiliates and branches shall not be required to issue any Canadian Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding Canadian Letters of Credit issued by Bank of America (Canada) and its Affiliates and branches would exceed the amount set forth opposite Bank of America (Canada)’s name on Schedule II to the First Amendment Agreement, unless otherwise agreed by Bank of America (Canada) in its sole discretion; (i) Deutsche Bank AG, Canada Branch and its Affiliates and branches shall not be required to issue any Canadian Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding Canadian Letters of Credit issued by Deutsche Bank AG, Canada Branch and its Affiliates and branches would exceed the amount set forth opposite Deutsche Bank AG, Canada Branch’s name on Schedule II to the First Amendment Agreement, unless otherwise agreed by Deutsche Bank AG, Canada Branch in its sole discretion; (j) Morgan Stanley Bank, N.A. and its Affiliates and branches shall not be required to issue any Canadian Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding Canadian Letters of Credit issued by Morgan Stanley Bank, N.A. and its Affiliates and branches would exceed the amount set forth opposite Morgan Stanley Bank, N.A.’s name on Schedule II to the First Amendment Agreement, unless otherwise agreed by Morgan Stanley Bank, N.A. in its sole discretion; (k) Credit Suisse AG, Cayman Islands Branch and its Affiliates and branches shall not be required to issue any Canadian Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding Canadian Letters of Credit issued by Credit Suisse AG, Cayman Islands Branch and its Affiliates and branches would exceed the amount set forth opposite Credit Suisse AG, Cayman Islands Branch’s name on Schedule II to the First Amendment Agreement, unless otherwise agreed by Credit Suisse AG, Cayman Islands Branch in its sole discretion; (l) ING Capital LLC and its Affiliates and branches shall not be required to issue any Canadian Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding Canadian Letters of Credit issued by ING Capital LLC and its Affiliates and branches would exceed the amount set forth opposite ING Capital LLC’s name on Schedule II to the First Amendment Agreement, unless otherwise agreed by ING Capital LLC in its sole discretion; (m) Barclays Bank PLC and its Affiliates and branches shall not be required to issue any Canadian Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding Canadian Letters of Credit issued by Barclays Bank PLC and its Affiliates and branches would exceed the amount set forth opposite Barclays Bank PLC’s name on Schedule II to the First Amendment

Agreement, unless otherwise agreed by Barclays Bank PLC in its sole discretion; (n) no Canadian Fronting Bank other than Bank of America (Canada) shall be required to issue any Canadian Letters of Credit that are time (usance) or documentary letters of credit and (o) the aggregate amount of issued and outstanding Canadian Letters of Credit that are time (usance) or documentary letters of credit shall not exceed the amount specified in clause (h) above.”.
(d)The definition of “Canadian Letter of Credit Sublimit” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$30,000,000” therein with the amount “$60,000,000”.

(e)The definition of “Canadian Swingline Commitment” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the amount “$25,000,000” therein with the amount “$50,000,000”.

(f)The definition of “Cash Dominion Event” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing each reference to the amount “$50,000,000” therein with the amount “$135,000,000”.

(g)Clause (d) of the definition of “Change of Control” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:
“(d) a “change of control”, “change in control” or similar term as defined in any of the Senior Secured Notes Indenture, the 2018 Senior Secured Notes Indenture, the 2018 Senior Secured Bridge Credit Agreement, the 2018 Senior Unsecured Notes Indenture, the 2018 Senior Unsecured Bridge Credit Agreement or any other document, instrument or agreement evidencing or governing Indebtedness of a Loan Party or any Restricted Subsidiary in a principal amount in excess of $40,000,000”.
(h)Clause (h) of the definition of “Consolidated EBITDA” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:
“(h)    the amount of net cost savings, operating expense reductions, charges attributable to the undertaking and/or implementation of cost savings initiatives and improvements, business optimization and other restructuring and integration charges, and other synergies set forth in the model delivered to the Agent on June 5, 2018 (without duplication of any amounts added back pursuant to Section 1.7(b), clause (e) above, clause (i) below or clause (p) below) projected by WS International in good faith to result from actions taken or expected to be taken within twenty-four (24) months following the First Amendment Effective Date (calculated on a pro forma basis as though such net cost savings, operating expense reductions, charges and other synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions (including, without limitation, business optimization costs, charges and expenses, costs and expenses incurred in connection with new product design, development and introductions, costs and expenses incurred in connection with intellectual property development and new systems design, and costs and expenses incurred in connection with the implementation, replacement, development or upgrade of operational, reporting and information technology systems and technology initiatives); provided that (x) such net cost savings, operating expense reductions, charges or other synergies are reasonably identifiable (in the good faith determination of the Administrative Borrower) and quantifiable and reflected in each Compliance Certificate delivered to Agent for any Test Period in which such net cost savings, operating expense reductions, charges or other synergies are reflected in Consolidated EBITDA, and (y) no net cost savings, operating expense reductions, charges or other synergies shall be added pursuant to this clause (h) to the extent duplicative of any expenses or charges relating to such net cost savings and operating improvements or synergies that are included pursuant to Section

1.7(b) or added back to Consolidated EBITDA pursuant to clause (e) above, clause (i) below or clause (p) below; plus”.
(i)Clause (i) of the definition of “Consolidated EBITDA” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the words “the Transactions” therein and replacing them with “the Transactions but excluding, to the extent applicable, from the ModSpace Transactions”.

(j)The definition of “Excluded Deposit Accounts” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$1,000,000” in clause (v) thereof with the amount “$2,500,000”.

(k)The final proviso in the definition of “Excluded Subsidiary” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:
“provided, that no Subsidiary shall be an Excluded Subsidiary to the extent it is required to be or becomes a guarantor of (x) the Senior Secured Notes, the 2018 Senior Secured Notes, the 2018 Senior Secured Bridge Facility, the 2018 Senior Unsecured Notes or the 2018 Senior Unsecured Bridge Facility or (y) any other Indebtedness for borrowed money of a Loan Party in a principal amount in excess of $40,000,000 (provided, however, that if the borrower with respect to Indebtedness for borrowed money described in this clause (y) is a Canadian Loan Party, then notwithstanding the foregoing proviso, such Subsidiary shall constitute an Excluded Subsidiary hereunder to the extent it would otherwise be excluded pursuant to clauses (d) and (i) of this definition)”.
(l)The definition of “Financial Covenant Test Event” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing each reference to the amount “$50,000,000” therein with the amount “$135,000,000”.

(m)The definition of “Loan Documents” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “the First Amendment Agreement,” immediately following the text “this Agreement,” therein.

(n)The definition of “Material Real Estate” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$15,000,000” therein with the amount “$25,000,000”.

(o)The definition of “Maximum Canadian Facility Amount” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$70,000,000” therein with the amount “$150,000,000”.

(p)The definition of “Maximum Revolver Facility Amount” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$600,000,000” therein with the amount “$1,350,000,000”.

(q)The definition of “Maximum U.S. Facility Amount” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$530,000,000” therein with the amount “$1,200,000,000”.

(r)The definition of “Payment Condition” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated in its entirety as follows:

“Payment Condition:
(x) immediately after giving effect to the Specified Transaction at issue, either:
(I)    (a) as of the date such Specified Transaction is effected and for each day during the prior 30 day period (based on daily Excess Availability for such 30 day period), pro forma Excess Availability after giving effect to such Specified Transaction shall be greater than the greater of (i) 15% of the Line Cap and (ii) $150,000,000 and (b) the Borrowers shall be in compliance with each of the financial covenants contained in Section 10.3 (assuming, for the purposes of this determination, that a Financial Covenant Test Event has occurred) determined as of the most recent Test Period for which financial statements have been delivered pursuant to clause (a) or (b)(i) of Section 10.1.1 (on a trailing four quarter basis after giving pro forma effect to such Specified Transaction and each other Specified Transaction requiring pro forma effect under Section 1.7 that has occurred since the beginning of such four quarter period through the date of such Specified Transaction for which pro forma effect shall be given pursuant to Section 1.7); or
(II)    as of the date such Specified Transaction is effected and for each day during the prior 30 day period (based on daily Excess Availability for such 30 day period), pro forma Excess Availability after giving effect to such Specified Transaction shall be greater than the greater of (i) 20% of the Line Cap and (ii) $200,000,000;
(y)    no Default or Event of Default has occurred and is continuing before or after giving effect to such Specified Transaction; and
(z)    with respect to each Specified Transaction in an amount in excess of $100,000,000, receipt by the Agent of a certificate, signed by a Senior Officer, certifying as to the matters set forth in clauses (x) and (y) above and setting forth in reasonable detail any pro forma adjustments used in making such calculations that were not previously reflected in prior Compliance Certificates delivered thereunder, together with all relevant financial information in support of such calculations.”
(s)The definition of “Permitted Lien” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by:

(i)replacing the reference to the amount “$5,000,000” therein with the amount “$10,000,000” and replacing the reference to the amount “$2,500,000” therein with the amount “$5,000,000”, in each case, in clause (f) thereof; and

(ii)replacing the text “the greater of (x) $75,000,000 and (y) 5.6% of Consolidated Total Assets,” contained in clause (t) thereof with “the greater of (x) $150,000,000 and (y) 6.0% of Consolidated Total Assets,” in lieu thereof.

(t)The proviso at the end of the definition of “Qualified Receivables Transaction” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“provided such Qualified Receivables Transaction is permitted under the Senior Secured Notes Indenture, the 2018 Senior Secured Notes Indenture, the 2018 Senior Secured Bridge Credit

Agreement, the 2018 Senior Unsecured Notes Indenture and the 2018 Senior Unsecured Bridge Credit Agreement”.
(u)Clause (f) of the definition of “Refinancing Indebtedness” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(f) to the extent such Refinancing Indebtedness refunds, refinances, renews, extends or defeases the Senior Secured Notes, the 2018 Senior Secured Notes, the 2018 Senior Secured Bridge Facility, the 2018 Senior Unsecured Notes or the 2018 Senior Unsecured Bridge Facility, the terms of such Refinancing Indebtedness (other than pricing) are no less favorable in any material respect, when taken as a whole, to the Loan Parties or the Lenders than the debt being refinanced, as certified in writing by a Senior Officer of the Administrative Borrower, which certificate shall be conclusive and binding on the Credit Parties with respect to such matter.”.
(v)The definition of the “Solvent” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the word “Transactions” therein with “ModSpace Transactions”.

(w)The definition of “Specified Defaults” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the parenthetical “(other than Excluded Deposit Accounts)” contained in clause (iii) thereof with the following text in lieu thereof: “(other than Excluded Deposit Accounts and Deposit Accounts of a New Loan Party to the extent such Deposit Accounts are not yet required to be subject to a Deposit Account Control Agreement pursuant to Section 10.1.12(e)(iii))”.

(x)The definition of “Test Period” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “the Interest Coverage Ratio,” immediately prior to the words “the Consolidated Fixed Charge Coverage Ratio” therein.

(y)Clause (ii) of the definition of “Total Secured Debt” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(ii) the Senior Secured Notes, the 2018 Senior Secured Notes and the 2018 Senior Secured Bridge Facility and”.
(z)Clause (i) of the final proviso in the definition of “Unrestricted Subsidiary” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“provided, however, that (i) such Subsidiary shall constitute an “Unrestricted Subsidiary” (under and as defined in the Senior Secured Notes Indenture as in effect on the Closing Date), an “Unrestricted Subsidiary” (under and as defined in the 2018 Senior Secured Notes Indenture as in effect on the First Amendment Effective Date), an “Unrestricted Subsidiary” (under and as defined in the 2018 Senior Secured Bridge Credit Agreement as in effect on the First Amendment Effective Date), an “Unrestricted Subsidiary” (under and as defined in the 2018 Senior Unsecured Notes Indenture as in effect on the First Amendment Effective Date), an “Unrestricted Subsidiary” (under and as defined in the 2018 Senior Unsecured Bridge Credit Agreement as in effect on the First Amendment Effective Date) and an “unrestricted subsidiary” (or similar term) under any other document, instrument or agreement evidencing or governing Indebtedness of a Loan Party in a principal amount in excess of $40,000,000 at the time of any determination made hereunder and”.
(aa)Clauses (h) through (o) of the definition of “U.S. LC Conditions” appearing in Section 1.1 of the Existing ABL Credit Agreement are hereby amended and restated as follows:

“(h) Bank of America and its Affiliates and branches shall not be required to issue any U.S. Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding U.S. Letters of Credit issued by Bank of America and its Affiliates and branches would exceed the amount set forth opposite Bank of America’s name on Schedule III to the First Amendment Agreement, unless otherwise agreed by Bank of America in its sole discretion; (i) Deutsche Bank AG New York Branch and its Affiliates and branches shall not be required to issue any U.S. Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding U.S. Letters of Credit issued by Deutsche Bank AG New York Branch and its Affiliates and branches would exceed the amount set forth opposite Deutsche Bank AG New York Branch’s name on Schedule III to the First Amendment Agreement, unless otherwise agreed by Deutsche Bank AG New York Branch in its sole discretion; (j) Morgan Stanley Bank, N.A. and its Affiliates and branches shall not be required to issue any U.S. Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding U.S. Letters of Credit issued by Morgan Stanley Bank, N.A. and its Affiliates and branches would exceed the amount set forth opposite Morgan Stanley Bank, N.A.’s name on Schedule III to the First Amendment Agreement, unless otherwise agreed by Morgan Stanley Bank, N.A. in its sole discretion; (k) Goldman Sachs Lending Partners LLC and its Affiliates and branches shall not be required to issue any U.S. Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding U.S. Letters of Credit issued by Goldman Sachs Lending Partners LLC and its Affiliates and branches would exceed the amount set forth opposite Goldman Sachs Lending Partners LLC’s name on Schedule III to the First Amendment Agreement, unless otherwise agreed by Goldman Sachs Lending Partners LLC in its sole discretion; (l) Credit Suisse AG, Cayman Islands Branch and its Affiliates and branches shall not be required to issue any U.S. Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding U.S. Letters of Credit issued by Credit Suisse AG, Cayman Islands Branch and its Affiliates and branches would exceed the amount set forth opposite Credit Suisse AG, Cayman Islands Branch’s name on Schedule III to the First Amendment Agreement, unless otherwise agreed by Credit Suisse AG, Cayman Islands Branch in its sole discretion; (m) ING Capital LLC and its Affiliates and branches shall not be required to issue any U.S. Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding U.S. Letters of Credit issued by ING Capital LLC and its Affiliates and branches would exceed the amount set forth opposite ING Capital’s name on Schedule III to the First Amendment Agreement, unless otherwise agreed by ING Capital LLC in its sole discretion; (n) Barclays Bank PLC and its Affiliates and branches shall not be required to issue any U.S. Letter of Credit if, after giving effect thereto, the aggregate amount of issued and outstanding U.S. Letters of Credit issued by Barclays Bank PLC and its Affiliates and branches would exceed the amount set forth opposite Barclays Bank PLC’s name on Schedule III to the First Amendment Agreement, unless otherwise agreed by Barclays Bank PLC in its sole discretion; (o) no U.S. Fronting Bank other than Bank of America shall be required to issue any U.S. Letters of Credit that are time (usance) or documentary letters of credit and (p) the aggregate amount of issued and outstanding U.S. Letters of Credit that are time (usance) or documentary letters of credit shall not exceed the amount specified in clause (h) above”
(bb) The definition of “U.S. Letter of Credit Sublimit” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the amount “$60,000,000” therein with the amount “$75,000,000”.

(cc) The definition of “U.S. Swingline Commitment” appearing in Section 1.1 of the Existing ABL Credit Agreement shall be hereby amended by replacing the amount “$50,000,000” therein with the amount “$75,000,000”.

(dd) Section 1.7(a) of the Existing ABL Credit Agreement is hereby amended by adding the text “the Interest Coverage Ratio,” immediately prior to each reference to “the Total Net Leverage Ratio” therein.

(ee) Section 1.8(a) of the Existing ABL Credit Agreement is hereby amended by adding the text “the Interest Coverage Ratio,” immediately prior to the reference to “the Total Net Leverage Ratio” therein.

(ff) Clause (x) of the proviso set forth in Section 1.9 of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(x) all Indebtedness outstanding arising under the Senior Secured Notes and any Refinancing Indebtedness with respect thereto will at all times be deemed to be outstanding in reliance on Section 10.2.1(b)(i)(B), all Indebtedness outstanding arising under the 2018 Senior Secured Notes, the 2018 Senior Secured Bridge Facility and any Refinancing Indebtedness with respect thereto will at all times be deemed to be outstanding in reliance on Section 10.2.1(b)(i)(C) and all Indebtedness outstanding arising under the 2018 Senior Unsecured Notes, the 2018 Senior Unsecured Bridge Facility and any Refinancing Indebtedness with respect thereto will at all times be deemed to be outstanding in reliance on Section 10.2.1(b)(i)(D)”.
(gg) The final sentence of Section 1.9 of the Existing ABL Credit Agreement is hereby amended by adding the text “the Interest Coverage Ratio,” immediately prior to each reference to “the Consolidated Fixed Charge Coverage Ratio” therein.

(hh) The final sentence of Section 2.1.11(e) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“Notwithstanding the foregoing, in no event shall (i) the Dollar Equivalent of the sum of the aggregate principal amount of all Revolver Commitment Increases made under this Section 2.1.11 after the First Amendment Effective Date exceed (A) $1,800,000,000 minus the aggregate principal amount of all Revolver Commitments (whether drawn or not) (including any Revolver Commitments established on the First Amendment Effective Date pursuant to Revolver Commitment Increases) in effect as of the First Amendment Effective, plus (B) the amount of all voluntary permanent reductions of the Revolver Commitments hereunder after the First Amendment Effective Date or (ii) the Dollar Equivalent of the sum of the aggregate principal amount of all Canadian Revolver Commitment Increases made under this Section 2.1.11 after the First Amendment Effective Date exceed $275,000,000 minus the aggregate principal amount of all Canadian Revolver Commitments (whether drawn or not) (including any Canadian Revolver Commitments established on the First Amendment Effective Date pursuant to Canadian Revolver Commitment Increases) in effect as of the First Amendment Effective Date.”
(ii)    Section 9.1.8 of the Existing ABL Credit Agreement is hereby amended by adding a new clause (c) thereto in appropriate alphabetical order as follows:

“(c)    As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification with respect to such Loan Party, if applicable, is true and correct in all respects.”.
(jj)    Section 9.1.16 of the Existing Credit Agreement is hereby amended by replacing the words “Closing Date” therein with the words “First Amendment Effective Date” and replacing the word “Transactions” therein with the words “ModSpace Transactions”.

(kk)    Section 10.1.1(b) of the Existing ABL Credit Agreement is hereby amended by replacing each reference to the amount “$75,000,000” therein with the amount “$200,000,000”.

(ll)    Section 10.1.1(d) of the Existing ABL Credit Agreement is hereby amended by adding the words “the Interest Coverage Ratio,” immediately prior to the reference to “the Consolidated Fixed Charge Coverage Ratio” therein.

(mm)    Section 10.1.2 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$50,000,000” therein with the amount “$135,000,000”.

(nn)     Section 10.1.12(e) of the Existing ABL Credit Agreement is hereby amended by (i) replacing the word “and” appearing immediately prior to the reference to “(ii)” therein with a comma and (ii) adding the text “and (iii) to execute and deliver Deposit Account Control Agreements over all Deposit Accounts (other than Excluded Deposit Accounts) of such New Loan Party within 30 days after becoming a Borrower or Guarantor hereunder (or such longer period as may be agreed by the Agent in its discretion)” immediately following the words “reasonably satisfactory to Agent” therein.

(oo)     Section 10.1.14 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$75,000,000” therein with the amount “$200,000,000”.

(pp)    Clause (ii) of the final sentence of Section 10.1.20 of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(ii) the guaranty by the Unit Subsidiary under the Senior Secured Notes Indenture, the 2018 Senior Secured Notes Indenture, the 2018 Senior Secured Bridge Credit Agreement, the 2018 Senior Unsecured Notes Indenture, the 2018 Senior Unsecured Bridge Credit Agreement and the Indebtedness permitted under Sections 10.2.1(a), 10.2.1(b)(iv) and 10.2.1(b)(xii), in each instance, to the extent permitted under Sections 10.2.1(b)(i)(B), 10.2.1(b)(i)(C), 10.2.1(b)(i)(D), 10.2.1(a), 10.2.1(b)(iv) and 10.2.1(b)(xii), respectively, and”.
(qq)    Section 10.2.1(a) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(a)    The Loan Parties will not, and not permit their Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”), any Indebtedness and the Loan Parties and their Restricted Subsidiaries will not issue any shares of Disqualified Stock or Preferred Stock; provided, however, that the Loan Parties and their Restricted Subsidiaries may incur Indebtedness and issue shares of Disqualified Stock or Preferred Stock if either (i) the Total Net Leverage Ratio on a consolidated basis for the most recently ended Test Period for which financial statements have been or are required to be delivered pursuant to clause (a) or (b)(i) of Section 10.1.1 on or immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued would have been (x) no greater than 5.50 to 1.00 or (y) if such Indebtedness or Disqualified Stock or Preferred Stock is incurred or issued to finance a Permitted Acquisition or similar Investment, no greater than the Total Net Leverage Ratio immediately prior to such incurrence or issuance or (ii) the Interest Coverage Ratio on a consolidated basis for the most recently ended Test Period for which financial statements have been or are required to be delivered pursuant to clause (a) or (b)(i) of Section 10.1.1 on or immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued is not less than (x) 2.0 to 1.0 or (y) if such Indebtedness or Disqualified Stock or Preferred Stock is incurred or issued to finance a Permitted Acquisition or similar Investment, the Interest Coverage Ratio immediately prior to such incurrence or issuance, in each case, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom, but without otherwise netting the cash proceeds of any such Indebtedness from the calculation of Consolidated Total Debt, it being understood and agreed the foregoing Total Net Leverage Ratio or Interest Coverage Ratio test, as applicable, shall be required to be satisfied for the relevant Test Period described above on the date of each borrowing or other extension of credit under the applicable Indebtedness and on the date of each issuance of the applicable Disqualified Stock or Preferred Stock), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, and the application of proceeds therefrom, had occurred at the beginning of such Test Period, so long as such Indebtedness has a final maturity date no earlier than, and no scheduled amortization payments (other than customary nominal amortization payments) prior to, the date that is ninety-one (91) days following the Revolver Facility Termination Date; provided, further, that (i) Canadian Domiciled Loan Parties and Restricted Subsidiaries that are not Loan Parties may not incur Indebtedness or issue shares of Disqualified Stock or Preferred Stock pursuant to this Section 10.2.1(a) in an aggregate amount at any time outstanding which, when combined with the principal amount then outstanding of all other Indebtedness incurred pursuant to Section 10.2.1(b)(xxii), is in excess of the greater of (x) $200,000,000 and (y) 8.0% of Consolidated Total Assets as of the last day of the most recently ended Test Period, (ii) that such Indebtedness incurred pursuant to this Section 10.2.1(a) shall not be (A) secured Indebtedness unless (x) the Secured Net Leverage Ratio on a consolidated basis for the most recently ended Test Period for which financial statements have been or are required to be delivered pursuant to clause (a) or (b)(i) of Section 10.1.1 on or immediately preceding the date on which such additional Indebtedness is incurred would have been no greater than (1) 4.50 to 1.00 or (2) if such Indebtedness or Disqualified Stock or Preferred Stock is incurred or issued to finance a Permitted Acquisition or similar Investment, no greater than the Secured Net Leverage Ratio immediately prior to such incurrence or issuance, in each case, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom, but without otherwise netting the cash proceeds of any such Indebtedness from the calculation of Consolidated Total Debt, it being understood and agreed the foregoing Secured Net Leverage Ratio test shall be required to be satisfied for the relevant Test Period described above on the date of each borrowing or other extension of credit under the applicable Indebtedness and on the date of each issuance of the applicable Disqualified Stock or Preferred Stock), as if the additional Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of such Test Period and (y) the Liens on the assets of any Loan Party securing such Indebtedness shall apply only to Collateral and shall be subordinated to the Liens securing the Secured Obligations pursuant to the terms of the Intercreditor Agreement (and the holders of such Indebtedness (or their duly appointed agent or other representative) shall have become party to the Intercreditor Agreement) or (B) guaranteed by any Person that is not a Loan Party and (iii) the Unit Subsidiary may not incur Indebtedness under this Section 10.2.1(a) other than Guarantee Obligations that are subordinated to the Secured Obligations in a manner at least as favorable to the Credit Parties as the subordination terms applicable to the Unit Subsidiary’s guaranty of the Senior Secured Notes on the Closing Date.”
(rr)    Section 10.2.1(b)(i) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(i)    (A) Indebtedness arising under the Loan Documents, (B)(x) Indebtedness arising under the Senior Secured Notes and (y) any Refinancing Indebtedness with respect thereto; provided that the incurrence of any such Refinancing Indebtedness shall not be deemed to have refreshed capacity under the foregoing clause (i)(B)(x), so long as, in each case with respect to this clause (B), the guarantee of the Unit Subsidiary thereof is subordinated on the terms as provided in the Senior Secured Notes Indenture as in effect on the Closing Date, (C)(x) Indebtedness arising under the 2018 Senior Secured Bridge Facility and/or the 2018 Senior Secured Notes in an aggregate principal amount with respect to this clause (C)(x) at any time outstanding not to exceed $300,000,000 (or such lesser amount actually incurred on the First Amendment Effective Date) and (y) any Refinancing Indebtedness with respect thereto; provided that the incurrence of any such Refinancing Indebtedness shall not be deemed to have refreshed capacity under the foregoing clause (i)(C)(x), so long as, in each case with respect to this clause (C), the guarantee of the Unit Subsidiary thereof is subordinated on the terms substantially similar to those provided in the 2018 Senior Secured Bridge Credit Agreement or the 2018 Senior Secured Notes Indenture, as applicable, as in effect on the First Amendment Effective Date and (D)(x) Indebtedness arising under the 2018 Senior Unsecured Bridge Facility and/or the 2018 Senior Unsecured Notes in an aggregate principal amount with respect to this clause (D)(x) at any time outstanding not to exceed $326,400,000 (or such lesser amount actually incurred on the First Amendment Effective Date) and (y) any Refinancing Indebtedness with respect thereto; provided that the incurrence of any such Refinancing Indebtedness shall not be deemed to have refreshed capacity under the foregoing clause (i)(D)(x), so long as, in each case with respect to this clause (D), the guarantee of the Unit Subsidiary thereof is subordinated on the terms substantially similar to those provided in the 2018 Senior Unsecured Bridge Credit Agreement and/or the 2018 Senior Unsecured Notes Indenture as in effect on the First Amendment Effective Date;”.
(ss)    Section 10.2.1(b)(iii) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $20,000,000 and (y) 1.5% of Consolidated Total Assets” contained in the second proviso to such clause (iii) with the following text in lieu thereof: “the greater of (x) “$40,000,000” and (y) 1.6% of Consolidated Total Assets”.

(tt) Section 10.2.1(b)(iv) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $20,000,000 and (y) 1.5% of Consolidated Total Assets” contained in the proviso to such clause (iv) with the following text in lieu thereof: “the greater of (x) “$40,000,000” and (y) 1.6% of Consolidated Total Assets”.

(uu)    Section 10.2.1(b)(vi) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $85,000,000 and (y) 6.4% of Consolidated Total Assets” contained in the first proviso to such clause (vi) with the following text in lieu thereof: “the greater of (x) “$170,000,000” and (y) 6.8% of Consolidated Total Assets”.

(vv)    Section 10.2.1(b)(vii) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(A) Indebtedness (including any unused commitment) outstanding on the Closing Date listed on Schedule 10.2.1, (B) Capital Leases and Capitalized Lease Obligations outstanding on the First Amendment Effective Date and listed on Schedule I to the First Amendment Agreement and (C) any Refinancing Indebtedness with respect to the foregoing; provided that the incurrence of any such Refinancing Indebtedness shall not be deemed to have refreshed capacity under the foregoing clause (A) or (B), as applicable;”.
(ww)    Section 10.2.1(b)(ix) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(ix)    (A) Indebtedness, Disqualified Stock or Preferred Stock of a Person that becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger or is the continuing entity following an amalgamation with such Person) and that, if secured, is not secured by any Specified Assets, or Indebtedness secured only by assets that are acquired by a Restricted Subsidiary that do not constitute Specified Assets, in each case, after the Closing Date as the result of a Permitted Acquisition, provided, that (1) such Indebtedness, Disqualified Stock or Preferred Stock existed at the time such Person became a Restricted Subsidiary or at the time such assets subject to such Indebtedness were acquired and, in each case, was not created in anticipation thereof, (2) such Indebtedness is not guaranteed in any respect by any Loan Party or any Restricted Subsidiary (other than by any such Person that so becomes a Restricted Subsidiary or is the survivor of a merger or is the continuing entity following an amalgamation with such Person and any of its Subsidiaries or if such guarantees would be permitted by Section 10.2.5), (3) to the extent required under Section 10.1.12, such Person executes a supplement or joinder to this Agreement, substantially in the form of Exhibit I, in order to become a Loan Party and such other agreements, documents and actions required thereunder, (4) to the extent such Indebtedness, Disqualified Stock or Preferred Stock is at any time outstanding in an amount or liquidation preference in excess of $60,000,000, either (i) the Total Net Leverage Ratio on a consolidated basis for the most recently ended Test Period for which financial statements have been or are required to be delivered pursuant to clause (a) or (b)(i) of Section 10.1.1 on or immediately preceding the date of the consummation of the applicable Permitted Acquisition would be (x) no greater than 5.50 to 1.00 or (y) no greater than the Total Net Leverage Ratio immediately prior to the consummation of the applicable Permitted Acquisition or (ii) the Interest Coverage Ratio on a consolidated basis for the most recently ended Test Period for which financial statements have been or are required to be delivered pursuant to clause (a) or (b)(i) of Section 10.1.1 on or immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued is not less than (x) 2.0 to 1.0 or (y) the Interest Coverage Ratio immediately prior to the consummation of the applicable Permitted Acquisition, in each case, determined on a pro forma basis (including the assumption of such Indebtedness, Disqualified Stock or Preferred Stock, it being understood and agreed that the foregoing Total Net Leverage Ratio or Interest Coverage Ratio test, as applicable, shall be required to be satisfied for the relevant Test Period described above on the date of each such assumption of applicable Indebtedness, Disqualified Stock or Preferred Stock), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, at the beginning of such Test Period, (5) to the extent such Indebtedness, Disqualified Stock or Preferred Stock is at any time outstanding in an amount or liquidation preference in excess of $60,000,000, if such Indebtedness is secured, the Secured Net Leverage Ratio on a consolidated basis for the most recently ended Test Period for which financial statements have been or are required to be delivered pursuant to clause (a) or (b)(i) of Section 10.1.1 on or immediately preceding the date of the consummation of the applicable Permitted Acquisition would be no greater than 4.50 to 1.00 or no greater than the Secured Net Leverage Ratio immediately prior to the consummation of the applicable Permitted Acquisition, in each case, determined on a pro forma basis (including the assumption of such Indebtedness, it being understood and agreed that the foregoing Secured Net Leverage Ratio test shall be required to be satisfied for the relevant Test Period described above on the date of each such assumption of applicable Indebtedness, Disqualified Stock or Preferred Stock), as if the additional Indebtedness had been incurred at the beginning of such Test Period and (6) to the extent such Indebtedness is at any time outstanding in an amount in excess of $60,000,000, such Indebtedness has a final maturity date no earlier than, and no scheduled amortization payments (other than customary nominal amortization payments) prior to, the date that is ninety-one days following the Revolver Facility Termination Date, and (B) any Refinancing Indebtedness with respect thereto; provided that the incurrence of any such Refinancing Indebtedness shall not be deemed to have refreshed capacity under the foregoing clause (A);”
(xx)    Section 10.2.1(b)(xi) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $50,000,000 and (y) 3.8% of Consolidated Total Assets” contained in such clause (xi) with the following text in lieu thereof: “the greater of (x) “$100,000,000” and (y) 4.0% of Consolidated Total Assets”.

(yy)    Section 10.2.1(b)(xii) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $85,000,000 and (y) 6.4% of Consolidated Total Assets” contained in subclause (A) of such clause (xii) with the following text in lieu thereof: “the greater of (x) $170,000,000 and 6.8% of Consolidated Total Assets”.

(zz)    Section 10.2.1(b)(xv) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$50,000,000” therein with the amount “$100,000,000”.

(aaa)    Section 10.2.1(b)(xxi) of the Existing ABL Credit Agreement is hereby amended by replacing the amount “$5,000,000” therein with the amount “$10,000,000”.

(bbb)    Section 10.2.1(b)(xxii) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $100,000,000 and (y) 7.5% of Consolidated Total Assets” contained in such clause (xxii) with the following in lieu thereof: “the greater of (x) $200,000,000 and (y) 8.0% of Consolidated Total Assets”.

(ccc)    Section 10.2.1(b)(xxiii) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $40,000,000 and (y) 3.0% of Consolidated Total Assets” contained in such clause (xxiii) with “the greater of (x) $80,000,000 and (y) 3.2% of Consolidated Total Assets”.

(ddd)     The final paragraph of Section 10.2.1(b) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$50,000,000” therein with the amount “$75,000,000”.

(eee) Section 10.2.2(a) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(a)    (i) Liens arising under the Credit Documents, (ii) Liens on Collateral of the U.S. Domiciled Loan Parties arising under the Senior Secured Notes Documents and Refinancing Indebtedness with respect thereto to the extent permitted by Section 10.2.1(b)(i)(B) and (iii) Liens on Collateral of the U.S. Domiciled Loan Parties arising under the 2018 Senior Secured Notes Documents and/or the 2018 Senior Secured Bridge Documents and, in either case, Refinancing Indebtedness with respect thereto to the extent permitted by Section 10.2.1(b)(i)(C); provided, that such Liens pursuant to the foregoing clauses (ii) and (iii) shall be subordinated to the Liens securing the Secured Obligations pursuant to the terms of the Intercreditor Agreement (and the holders of such Indebtedness (or their duly appointed agent or other representative) shall have become party to the Intercreditor Agreement); and”.
(fff)    Section 10.2.3(c) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(c)    in connection with the ModSpace Acquisition as contemplated by the ModSpace Acquisition Agreement;”.
(ggg)     Section 10.2.3(f) of the Existing ABL Credit Agreement is hereby amended by (i) replacing the text “the greater of (x) $25,000,000 and (y) 1.9% of Consolidated Total Assets” contained in subclause (A) thereof with “the greater of (x) $50,000,000 and (y) 2.0% of Consolidated Total Assets” and (ii) replacing the text “the greater of (x) $50,000,000 and (y) 3.8% of Consolidated Total Assets” contained in subclause (B) thereof with “the greater of (x) $100,000,000 and (y) 4.0% of Consolidated Total Assets”.

(hhh)    Section 10.2.4(b)(i) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$10,000,000” therein with the amount “$15,000,000”.

(iii)    Section 10.2.4(b)(ii) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$25,000,000” therein with the amount “$35,000,000”.

(jjj)    Section 10.2.4(n) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$35,000,000” therein with the amount “$50,000,000”.

(kkk)    Section 10.2.5(c) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$5,000,000” therein with the amount “$10,000,000”.

(lll)    Section 10.2.5(g) of the Existing ABL Credit Agreement is hereby amended by (i) replacing the text “the greater of (x) $40,000,000 and (y) 3.0% of Consolidated Total Assets” contained in subclause (v)(A) thereof with “the greater of (x) $80,000,000 and (y) 3.2% of Consolidated Total Assets” in lieu thereof and (ii) replacing the text “the greater of (x) $30,000,000 and (y) 2.3% of Consolidated Total Assets” contained in subclause (v)(B) thereof with “the greater of (x) $60,000,000 and (y) 2.4% of Consolidated Total Assets” in lieu thereof.

(mmm)     Section 10.2.5(h) of the Existing ABL Credit Agreement is hereby amended by:

(A)inserting the text “ (including the ModSpace Acquisition)” immediately after the words “Permitted Acquisitions” contained in such clause (h);

(B)replacing the text “the greater of (x) $25,000,000 and (y) 1.9% of Consolidated Total Assets” contained in subclause (A) thereof with “the greater of (x) $50,000,000 and (y) 2.0% of Consolidated Total Assets” in lieu thereof; and

(C)replacing the text “the greater of (x) $50,000,000 and (y) 3.8% of Consolidated Total Assets” in subclause (B) thereof with “the greater of (x) $100,000,000 and (y) 4.0% of Consolidated Total Assets” in lieu thereof.

(nnn)    Section 10.2.5(k)(ii) of the Existing ABL Credit Agreement is hereby amended by replacing the text “the greater of (x) $25,000,000 and (y) 1.9% of Consolidated Total Assets” contained therein with “the greater of (x) $50,000,000 and (y) 2.0% of Consolidated Total Assets” in lieu thereof.

(ooo)    Section 10.2.5(v) of the Existing ABL Credit Agreement is hereby amended by (x) replacing the reference to the amount “$10,000,000” therein with the amount “$20,000,000” and (y) deleting the word “and” immediately after the semicolon therein and Section 10.2.5(w) of the Existing ABL Credit Agreement is hereby amended by deleting the period at the end thereof and replacing it with “; and”.

(ppp)    Section 10.2.5 of the Existing Credit Agreement is hereby amended by adding a new clause (x) thereto in appropriate alphabetical order as follows:

“(x)    the ModSpace Acquisition.”.
(qqq)    Section 10.2.6(b) of the Existing ABL Credit Agreement is hereby amended by (i) replacing the reference to the amount “$5,000,000” therein with the amount “$10,000,000” and (ii) replacing the reference to the amount “$15,000,000” therein with the amount “$30,000,000”.

(rrr)     Section 10.2.6(c) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$20,000,000” therein with the amount “$40,000,000”.

(sss)    Section 10.2.7(a) of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$20,000,000” therein with the amount “$40,000,000”.

(ttt)     Section 10.2.7(b) of the Existing ABL Credit Agreement is hereby amended and restated as follows:

“(b)    No Loan Party will, or will permit any Restricted Subsidiary to, waive, amend or modify any of the Senior Secured Note Documents, any of the 2018 Senior Secured Notes Documents, any of the 2018 Senior Secured Bridge Documents, any of the 2018 Senior Unsecured Notes Documents, any of the 2018 Senior Unsecured Bridge Documents or any other agreements, indentures and other documents relating to any Junior Debt with an outstanding principal amount in excess of $40,000,000, in each case to the extent that any such waiver, amendment or modification would be materially adverse to the Lenders.”

(uuu)     Section 11.1 of the Existing ABL Credit Agreement is hereby amended by replacing each reference to the amount “$30,000,000” therein with the amount “$40,000,000”.

(vvv)     The final sentence of Section 14.19 of the Existing ABL Credit Agreement is hereby amended by adding the words “and the Beneficial Ownership Regulation” immediately prior to the period at the end thereof.

Section 3.    Amendment to U.S. Security Agreement.

Subject to the occurrence of the First Amendment Effective Date, each of the Loan Parties party to the U.S. Security Agreement, the Agent and the Lenders party hereto (collectively constituting the Required Lenders) agree that the U.S. Security Agreement is hereby amended by replacing the parenthetical “(other than Deposit Account Collateral consisting of Deposit Accounts maintained with the Agent and Excluded Deposit Accounts)” contained in Section 7.9 thereof with the following text in lieu thereof: “(other than Deposit Account Collateral consisting of (x) Deposit Accounts maintained with the Agent, (y) Excluded Deposit Accounts and (z) Deposit Accounts of an Additional Grantor to the extent, and for so long as, such Deposit Accounts are not yet required to be subject to Deposit Account Control Agreements pursuant to Section 10.1.12(e)(iii) of the Credit Agreement)”.
Section 4.    Waivers and Acknowledgments; Additional Fronting Bank.

(a)     The Lenders party hereto hereby waive (without limiting the conditions set forth in Section 5 of this Amendment): (i) the application of Section 1.8(c) of the Existing ABL Credit Agreement solely with respect to the making of loans under any Revolver Commitment Increases established on the First Amendment Effective Date, (ii) the conditions set forth in Section 2.1.11(e) of the Existing ABL Credit Agreement solely with respect to the providing of Revolver Commitment Increases on the First Amendment Effective Date and the making of loans thereunder on the First Amendment Effective Date and (iii) the conditions set forth in Section 6.2 of the Existing Credit Agreement solely with respect to the making of any Loans (including loans made under the Revolver Commitment Increases) on the First Amendment Effective Date, the proceeds of which are used to finance the purchase price of the ModSpace Acquisition, to effect the Debt Repayment or to pay the ModSpace Transaction Costs.

(b)     The Agent hereby acknowledges and agrees, in accordance with and for purposes of Section 10.1.12 of the Existing ABL Credit Agreement (and, following the occurrence of the First Amendment Effective Date, in accordance with and for purposes of such section of the Amended ABL Credit Agreement) and the computation of the Borrowing Base in accordance therewith, that the equipment appraisal dated March 12, 2018 (subject to the right, as separately agreed with the Administrative Borrower, to request an additional appraisal to the extent the First Amendment Effective Date has not occurred on or prior to August 31, 2018) and the field examination dated April 17, 2018, in each case, with respect to ModSpace and its subsidiaries, are reasonably satisfactory to it.

Section 5.    Conditions to Effectiveness of Amendment.

The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “First Amendment Effective Date”):
(a)    Executed Counterparts. The Agent shall have received duly executed counterparts of this Amendment from the Borrowers, Holdings, each other Loan Party, the Required Lenders, the Swingline Lenders and the Fronting Banks party hereto.

(b)    ModSpace Acquisition. The ModSpace Acquisition shall have been consummated or shall be consummated substantially concurrently with the effectiveness of this Amendment.

Section 6.    Representations and Warranties. In order to induce the Agent, the Lenders (including the Swingline Lenders) party hereto and the Fronting Banks party hereto to enter into this Amendment, each Loan Party hereby represents and warrants, on and as of the First Amendment Effective Date, that the representations and warranties (giving effect, for the avoidance of doubt, to the inclusion of this Amendment as a Loan Document pursuant to the amendment of the Existing ABL Credit Agreement contemplated by Section 2(m) of this Amendment) of each Loan Party in the Loan Documents are true and correct in all material respects as of the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and any representation or warranty qualified by materiality, material adverse effect or similar language shall be true and correct in all respects); provided that, such representations and warranties shall not be a condition precedent to the effectiveness of this Amendment.

Section 7.    Effect on the Loan Documents.

(a)    As of the First Amendment Effective Date, each reference in the Amended ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended ABL Credit Agreement.

(b)    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents, except as expressly contemplated hereby.

(d)     The Administrative Borrower and the other parties hereto acknowledge and agree that, on and after the First Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended ABL Credit Agreement.

Section 8.    Non-Reliance on Agent. Each Lender (including the Swingline Lenders) and Fronting Bank party hereto acknowledges that it has, independently and without reliance upon the Agent or any other Lender, Swingline Lender or Fronting Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender (including the Swingline Lenders) and Fronting Bank party hereto also acknowledges that it will, without reliance upon the Agent or any other Lender, Swingline Lender or Fronting Bank and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended ABL Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

Section 9.    Reaffirmation. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, Holdings, each Borrower and each other Loan Party, as of the First Amendment Effective Date, (i) acknowledges and agrees that all of its obligations under its Guarantee as set out in the Amended ABL Credit Agreement are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by such Loan Party to the Agent for the benefit of the Secured Parties and (iii) acknowledges and agrees that any grants of security interests by such Loan Party pursuant to the Security Documents, and the Guarantee provided by such Loan Party in the Amended ABL Credit Agreement, are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Existing ABL Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

Section 10.    GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 11.    Miscellaneous.

(a)    This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns.

(b)    Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)    Each of the parties hereto hereby agrees that Sections 14.6, 14.8, 14.14, 14.15 and 14.16 of the Existing ABL Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers or representatives as of the day and year first above written.

WILLIAMS SCOTSMAN HOLDINGS CORP., as Holdings and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLIAMS SCOTSMAN INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLIAMS SCOTSMAN, INC., as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLSCOT EQUIPMENT II, LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

ACTON MOBILE HOLDINGS, LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

NEW ACTION MOBILE INDUSTRIES LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

ONSITE SPACE LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLIAMS SCOTSMAN OF CANADA, INC., as Canadian Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

AGENTS AND LENDERS
BANK OF AMERICA, N.A., as Agent, U.S. Swingline Lender, a U.S. Fronting Bank and a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Swingline Lender, a Canadian Fronting Bank and a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a U.S. Fronting Bank and a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

DEUTSCHE BANK AG, CANADA BRANCH, as a Canadian Fronting Bank and a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

MORGAN STANLEY BANK, N.A., as a U.S. Fronting Bank and a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Canadian Fronting Bank and a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to First Amendment to the ABL Credit Agreement]

SCHEDULE I

Capital Leases and Capitalized Lease Obligations outstanding as of the First Amendment Effective Date

None.

SCHEDULE II

Canadian LC Conditions

Bank of America (Canada)	$15,926,100.00
Deutsche Bank AG, Canada Branch	$12,879,000.00
Morgan Stanley Bank, N.A.	$11,263,200.00
Credit Suisse AG, Cayman Islands Branch	$5,631,600.00
ING Capital LLC	$8,000,100.00
Barclays Bank PLC	$6,300,000.00

SCHEDULE III

U.S. LC Conditions

Bank of America	$11,910,900.00
Deutsche Bank AG New York Branch	$16,308,000.00
Morgan Stanley Bank, N.A.	$13,526,400.00
Goldman Sachs Lending Partners LLC	$11,841,300.00
Credit Suisse AG, Cayman Islands Branch	$6,763,200.00
ING Capital LLC	$11,500,200.00
Barclays Bank PLC	$3,150,000.00